AEGON/Transamerica Series Fund, Inc.

Supplement dated January 20, 2004 to Statement of Additional Information dated May 1, 2003, as previously supplemented

Please retain this supplement for reference.

The following paragraph is deleted under “Portfolio Managers” on page ACI-3 American Century International:

Mark S. Kopinski, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages International Growth since rejoining American Century in April 1997. Prior to joining American Century, Mr. Kopinski was a Vice President and portfolio manager at Federated Investors, Inc.

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The following paragraphs replace the paragraph under “Portfolio Manager” on page PBHGMCG-3 Mid Cap Growth:

Michael S. Sutton, JD, CFA, is Chief Investment Officer and a member of the executive management team of Pilgrim Baxter & Associates, Ltd. As Chief Investment Officer, he is responsible for the strategic direction of our investment products and for oversight of daily operations in trading and account control. Mr. Sutton has portfolio management responsibilities for several PBHG Funds and Large Cap Growth separately managed portfolios. He joined Pilgrim Baxter from Loomis, Sayles & Co., where he worked as a portfolio manager for seven years managing institutional mid and large cap growth portfolios. He began his career at Stein, Roe & Farnham where he managed large cap growth portfolios for five years. Mr. Sutton was educated at Florida State University (BS and MBA Finance and JD). He holds the Chartered Financial Analyst designation and is a member of the Philadelphia FAP, Inc.

Peter J. Niedland, CFA, is a Portfolio Manager/Analyst focusing on Small, Mid, and Micro cap growth portfolios. Mr. Niedland has portfolio management responsibilities for several PBHG Funds and separately managed small and micro cap growth portfolios. His previous responsibilities included equity/quantitative analysis and the maintenance of the Pilgrim Baxter total universe. He joined Pilgrim Baxter in 1993. Mr. Niedland was educated at the University of Richmond (BS Economics and Marketing). He holds the Chartered Financial Analyst designation and is a member of the Philadelphia FAP, Inc.

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John R. Kenney has retired from his position as Director and Chairman of the Board of AEGON/Transamerica Series Fund, Inc. ("ATSF"). Peter R. Brown has been elected Chairman and William W. Short, Jr. has been elected Vice Chairman of the Board of Directors.

In addition, two additional “Interested Directors” have been added to the Board of ATSF:

Thomas P. O’Neill, President, AEGON Financial Services Group, Inc., Financial Institution Division; Trustee, IDEX Mutual Funds (IDEX); Director, Transamerica Income Shares, Inc. (TIS); Director, National Aquarium of Baltimore.

Brian C. Scott, Trustee, President and Chief Executive Officer, IDEX; Director, President and Chief Executive Officer, TIS; President, Transamerica Index Funds, Inc.; Director, President & CEO, Endeavor Management Co. (2001-2002); Manager, Transamerica Investment Management, LLC; President, Director & Chief Executive Officer, AEGON/Transamerica Fund Advisers, Inc., AEGON/Transamerica Investor Services, Inc. and AEGON/Transamerica Fund Services, Inc.; Chief Marketing Director, AUSA Financial Markets.

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